                                                                               .
                                                                               .
                                                                               .


                        KEYCORP STUDENT LOAN TRUST 2003-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)


                        DISTRIBUTION DATE: APRIL 26, 2004
                                           -------------------------------------

(i)     Amount of PRINCIPAL being paid or distributed in respect of the   CLASS I-A-1    Notes:                $15,315,740.55
                                                                                                               ---------------------
              ( $0.00014315114                 per $1,000 original principal amount of Class I-A-1 Notes)
                -------------------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the   CLASS I-A-2   Notes:                 $0.00
                                                                                                               ---------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-A-2 Notes)
                -------------------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the   CLASS I-B   Notes:                   $0.00
                                                                                                               ---------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-B Notes)
                -------------------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the   CLASS II-A-1   Notes:                $13,032,805.97
                                                                                                               ---------------------
              ( $0.00006738783                 per $1,000 original principal amount of Class II-A-1 Notes)
                -------------------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the   CLASS II-A-2   Notes:                $0.00
                                                                                                               ---------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-2 Notes)
                -------------------------------

(vi)    Amount of PRINCIPAL being paid or distributed in respect of the  CLASS II-A-3   Notes:                 $0.00
                                                                                                               ---------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-3 Notes)
                -------------------------------

(vii)   Amount of PRINCIPAL being paid or distributed in respect of the   CLASS II-B   Notes:                  $0.00
                                                                                                               ---------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-B Notes)
                -------------------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the  CLASS I-A-1   Notes:                   $230,222.62
                                                                                                               ---------------------
              ( $0.00000215181                 per $1,000 original principal amount of Class I-A-1 Notes)
                -------------------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the   CLASS I-A-2   Notes:                  $1,019,151.47
                                                                                                               ---------------------
              ( $0.00000348833                 per $1,000 original principal amount of Class I-A-2 Notes)
                -------------------------------

(x)     Amount of INTEREST being paid or distributed in respect of the   CLASS I-B   Notes:                    $58,377.76
                                                                                                               ---------------------
              ( $0.00000472694                 per $1,000 original principal amount of Class I-B Notes)
                -------------------------------

(xi)    Amount of INTEREST being paid or distributed in respect of the  CLASS II-A-1  Notes:                   $568,335.53
                                                                                                               ---------------------
              ( $0.00000293865                 per $1,000 original principal amount of Class II-A-1 Notes)
                -------------------------------

(xii)   Amount of INTEREST being paid or distributed in respect of the  CLASS II-A-2  Notes:                   $542,208.33
                                                                                                               ---------------------
              ( $0.00000361472                 per $1,000 original principal amount of Class II-A-2 Notes)
                -------------------------------

(xiii)  Amount of INTEREST being paid or distributed in respect of the  CLASS II-A-3  Notes:                   $1,031,277.98
                                                                                                               ---------------------
              ( $0.00000533236                 per $1,000 original principal amount of Class II-A-3 Notes)
                -------------------------------

(xiv)   Amount of INTEREST being paid or distributed in respect of the   CLASS II-A-IO   Notes:                $81,075.31
                                                                                                               ---------------------
              ( $0.00000054050                 per $1,000 original principal amount of Class II-A-IO Notes)
                -------------------------------

(xv)    Amount of INTEREST being paid or distributed in respect of the  CLASS II-B   Notes:                    $131,714.92
                                                                                                               ---------------------
              ( $0.00000087810                 per $1,000 original principal amount of Class II-B Notes)
                -------------------------------






                                Page  5  of  8  pages
                                     ---    ---

(xvi)   Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
        (if any):

             (1)Distributed to Class I-A-1 Noteholders:                         $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-A-1 Notes)
                -------------------------------
             (2)Distributed to Class I-A-2 Noteholders:                         $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-A-2 Notes)
                -------------------------------
             (3)Distributed to Class I-B Noteholders:                           $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-B Notes)
                -------------------------------
             (4)Distributed to Class II-A-1 Noteholders:                        $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-1 Notes)
                -------------------------------
             (5)Distributed to Class II-A-2 Noteholders:                        $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-2 Notes)
                -------------------------------
             (6)Distributed to Class II-A-3 Noteholders:                        $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-3 Notes)
                -------------------------------
             (7)Distributed to Class II-B Noteholders:                          $0.00
                                                                                ----------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-B Notes)
                -------------------------------
             (8)Balance on Class I-A-1 Notes:           $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-A-1 Notes)
                -------------------------------
             (9)Balance on Class I-A-2 Notes:           $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-A-2 Notes)
                -------------------------------
            (10)Balance on Class I-B Notes:             $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class I-B Notes)
                -------------------------------
            (11)Balance on Class II-A-1 Notes:          $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-1 Notes)
                -------------------------------
            (12)Balance on Class II-A-2 Notes:          $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-2 Notes)
                -------------------------------
            (13)Balance on Class II-A-3 Notes:          $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-A-3 Notes)
                -------------------------------
            (14)Balance on Class II-B Notes:            $0.00
                                                        -------------------------------------
              ( $0.00000000000                 per $1,000 original principal amount of Class II-B Notes)
                -------------------------------

(xvii)  (X)     Payments made under the Group I Basis Rick Cap Agreement on such date:
              (        $0.00                   with respect to the Class I-A-1 Notes,
                -------------------------------
                       $0.00                   with respect to Class I-A-2 Notes, and
                -------------------------------
                       $0.00                   with respect to Class I-B Notes), and
                -------------------------------
        (Y)     payments made under the Group II Basis Risk Cap Agreement on such date:
              (        $0.00                   with respect to Class II-A-1 Notes and
                -------------------------------
                       $0.00                   with respect to the Class II-A-2 Notes); and
                -------------------------------
                       $0.00                   with respect to the Class II-A-3 Notes); and
                -------------------------------
                       $0.00                   with respect to Class II-B Notes), and
                -------------------------------
                the total outstanding amount owed to the Cap Provider:
                       $0.00                   with respect to the Group I Basis Risk Cap Agreement and
                -------------------------------
                       $0.00                   with respect to the Group II Basis RiskCap Agreement.
                -------------------------------

(xviii) (X)     GROUP I POOL BALANCE at the end of the related Collection Period:                           $344,452,866.38     and
                                                                                                            ------------------
        (Y)     GROUP II POOL BALANCE at the end of the related Collection Period:                          $593,070,476.61
                                                                                                            ------------------
(xix)   After giving effect to distributions on this Distribution Date:
        (a)               (1)OUTSTANDING PRINCIPAL amount of   CLASS I-A-1  Notes:           $63,198,983.07
                                                                                             ------------------------
                          (2)Pool Factor for the Class I-A-1 Notes:                 0.590699900
                                                                                    -----------------------------
        (b)               (1)outstanding principal amount of   CLASS I-A-2   Notes:          $292,160,000.00
                                                                                             ------------------------
                          (2)Pool Factor for the Class I-A-2 Notes:                 1.000000000
                                                                                    -----------------------------
        (c)               (1)outstanding principal amount of  CLASS I-B  Notes:              $12,350,000.00
                                                                                             ------------------------
                          (2)Pool Factor for the Class I-B Notes:                   1.000000000
                                                                                    -----------------------------
        (d)               (1)outstanding principal amount of   CLASS II-A-1  Notes:          $164,003,442.69
                                                                                             ------------------------
                          (2)Pool Factor for the Class II-A-1 Notes:                0.848001300
                                                                                    -----------------------------
        (e)               (1)outstanding principal amount of  CLASS II-A-2  Notes:           $150,000,000.00
                                                                                             ------------------------
                          (2)Pool Factor for the Class II-A-2 Notes:                1.000000000
                                                                                    -----------------------------
        (f)               (1)outstanding principal amount of  CLASS II-A-3  Notes:           $256,590,000.00
                                                                                             ------------------------
                          (2)Pool Factor for the Class II-A-3 Notes:                1.000000000
                                                                                    -----------------------------
        (g)               (1)outstanding notional principal amount of  CLASS II-A-IO  Notes: $256,590,000.00
                                                                                             ------------------------
        (h)               (1)outstanding notional principal amount of  CLASS II-B  Notes:    $31,580,000.00
                                                                                             ------------------------
                          (2)Pool Factor for the Class II-B Notes:                  1.000000000
                                                                                    -----------------------------

                                Page  6  of  8  pages
                                     ---    ---


(xx)    NOTE INTEREST RATE for the Notes:
        (a)     In general:
                          (1)Three-Month LIBOR
                             for the period from the previous Distribution Date to this Distribution Date was              1.12000%
                                                                                                                       ------------

                          (2)the Student Loan Rate was  for Group I:            4.12919%     and Group II:       6.14861%
                                                                                -------------                    -------------
        (b)     Note Interest Rate for the CLASS I-A-1 Notes:                   1.16000%      based on       Three-Month LIBOR
                                                                                -------------                --------------------
        (c)     Note Interest Rate for the CLASS I-A-2 Notes:                   1.38000%      based on       Three Month LIBOR
                                                                                -------------                --------------------
        (d)     Note Interest Rate for the CLASS I-B Notes:                     1.87000%      based on       Three-Month LIBOR
                                                                                -------------                --------------------
        (e)     Note Interest Rate for the CLASS II-A-1 Notes:                  1.27000%      based on       Three-Month LIBOR
                                                                                -------------                --------------------
        (f)     Note Interest Rate for the CLASS II-A-2 Notes:                  1.43000%      based on       Three Month LIBOR
                                                                                -------------                --------------------
        (g)     Note Interest Rate for the CLASS II-A-3 Notes:                  1.59000%      based on       Three Month LIBOR
                                                                                -------------                --------------------
        (h)     Note Interest Rate for the CLASS II-B Notes:                    1.65000%      based on       Three Month LIBOR
                                                                                -------------                --------------------
        (i)     Note Interest Rate for the CLASS II-A-IO Notes:                 0.12500%     per annum       I/O Rate
                                                                                -------------                --------------------

(xxi)   Amount of MASTER SERVICING FEE for related Collection Period:
                 $425,969.73                   with respect to the GROUP I Student Loans and
                -------------------------------
                 $737,838.24                   with respect to the GROUP II Student Loans
                -------------------------------
              ( $0.00000398140                 per $1,000 original principal amount of Class I-A-1 Notes,
                -------------------------------
                $0.00000145800                 per $1,000 original principal balance of Class I-A-2 Notes
                -------------------------------
                $0.00003449148                 per $1,000 original principal balance of Class I-B Notes,
                -------------------------------
                $0.00000381509                 per $1,000 original principal balance of Class II-A-1 Notes and
                -------------------------------
                $0.00000491892                 per $1,000 original principal balance of Class II-A-2 Notes);
                -------------------------------
                $0.00000287555                 per $1,000 original principal balance of Class II-A-3 Notes and
                -------------------------------
                $0.00002336410                 per $1,000 original principal balance of Class II-B Notes);
                -------------------------------

(xxii)  Amount of ADMINISTRATION FEE for related Collection Period:
                   $1,151.11                   with respect to the GROUP I Notes and
                -------------------------------
                   $1,848.89                   with respect to the GROUP II Notes
                -------------------------------
              ( $0.00000001076                 per $1,000 original principal amount of Class I-A-1 Notes,
                -------------------------------
                $0.00000000394                 per $1,000 original principal balance of Class I-A-2 Notes
                -------------------------------
                $0.00000009321                 per $1,000 original principal balance of Class I-B Notes,
                -------------------------------
                $0.00000000956                 per $1,000 original principal balance of Class II-A-1 Notes and
                -------------------------------
                $0.00000001233                 per $1,000 original principal balance of Class II-A-2 Notes);
                -------------------------------
                $0.00000000721                 per $1,000 original principal balance of Class II-A-3 Notes and
                -------------------------------
                $0.00000005855                 per $1,000 original principal balance of Class II-B Notes);
                -------------------------------




                                Page  7  of  8  pages
                                     ---    ---


(xxiii) (a)     Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                       $0.00                   with respect to the GROUP I Student Loans and
                -------------------------------
                       $0.00                   with respect to the GROUP II Student Loans
                -------------------------------
        (b)     Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                             with respect to the GROUP I Student Loans
                                                                                # of
                                                                                Loans            $ Amount
                30-60 Days Delinquent                                       455                  $5,114,903
                61-90 Days Delinquent                                       339                  $3,109,279
                91-120 Days Delinquent                                      436                  $2,947,123
                More than 120 Days Delinquent                               911                  $4,701,002
                Claims Filed Awaiting Payment                                61                    $212,487

                             and with respect to the GROUP II Student Loans.
                                                                                # of
                                                                                Loans            $ Amount
                30-60 Days Delinquent                                     1,264                  $12,348,494
                61-90 Days Delinquent                                       682                  $6,492,053
                91-120 Days Delinquent                                      725                  $6,125,722
                More than 120 Days Delinquent                               140                  $1,588,186
                Claims Filed Awaiting Payment                                70                  $1,005,429

(xxiv)  Amount in the GROUP I PRE-FUNDING Account:                              $19,488,644.24
                                                                                ----------------------------
(xxv)   Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                           $0.00
                                                                                ----------------------------
        Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:             $0.00
                                                                                ----------------------------
(xxvi)  Amount in the GROUP II PRE-FUNDING Account:                             $6,162,787.12
                                                                                ----------------------------
(xxvii) Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                           $0.00
                                                                                ----------------------------
        Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:             $0.00
                                                                                ----------------------------
(xxviii)Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                           $0.00
                                                                                ----------------------------
(xxix)  Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                           $0.00
                                                                                ----------------------------
(xxx)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date              $112,067.58
                                                                                                            -------------
(xxxi)  Amount received from the Securities Insurer with respect to Group II Insured Notes Guaranty
        Insurance Policy                                                        $0.00
                                                                                ----------------------------
(xxxii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to
        the Group II Insured Notes Guaranty Insurance Policy                    $0.00
                                                                                ----------------------------
(xxxiii) With respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                      $52,593.86  ;
                                                                                                                       ------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                    $0.00       ;
                                                                                                                       ------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                         $0.00    ;
                                                                                                              ---------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                         $0.00    ;
                                                                                                              ---------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                       $0.00
                ---------------------------
(xxxiv) the Class I-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00     ;
                                                                                                                ----------
        the Class I-A-2 Basis Rick Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00     ;
                                                                                                                ----------
        Class I-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                $0.00     ;
                                                                                                            ----------
        Class II-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date              $0.00     ; and
                                                                                                            ----------
        Class II-A-2 Basis Risk Cap Cap Payment paid to the Cap Provider on such Distribution Date:         $0.00     .
                                                                                                            ----------
        Class II-A-3 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date              $0.00     ; and
                                                                                                            ----------
        Class II-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00     .
                                                                                                            ----------



                                Page  8  of  8  pages
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